FM-2
P1, P2
                       SUPPLEMENT DATED OCTOBER 20, 2008
                      TO THE PROSPECTUS DATED MAY 1, 2008
                   OF FRANKLIN MONEY MARKET FUND (THE "FUND")
A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (THE "TRUST")


The prospectus is amended by adding the following:

   On October 6, 2008, the Board of Trustees of the Trust approved participation by the Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"), and the Fund has applied to participate in the Program.

   Under the Program, shares held by shareholders in the Fund as of the close of business on September 19, 2008 are insured against loss in the event the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. The Program protects no more than the number of shares of the Fund held by a shareholder as of the close of business on September 19, 2008 (the "Program Date"), and protects less in certain cases, if a shareholder sold shares after the Program Date. Specifically, if the number of shares held by a shareholder fluctuates after the Program Date, the shareholder will be covered for the lesser of the number of Fund shares held on the Program Date or the number of Fund shares held on the date on which the Fund's market-based net asset value per share falls below $0.995.

   Participation in the initial three months of the Program (i.e., until December 18, 2008) requires payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of each participating Fund as of the Program Date. This expense will be borne by the Fund and therefore shared among all of the Fund's shareholders while the Program is in effect. The Secretary of the Treasury may extend the Program beyond its initial three-month term, but no later than through the close of business on September 18, 2009. If the Program is extended, the Fund will consider whether to continue to participate.

   In the event that the Fund would have to liquidate its holdings, it will distribute the proceeds of the liquidation, including any amounts received under the Program, to Insurers, which shall have the sole responsibility for appropriately allocating the liquidation proceeds to Contract Owners.

   As of the date of this Supplement, the U.S. Treasury Department has reported that assets available to support all participating money market funds will not exceed the amount available within the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion). More information about the Program is available at http://www.ustreas.gov.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.